FRONTEGRA FUNDS, INC.

Frontegra New Star International Equity Fund
Supplement Dated December 9, 2003 to Prospectus Dated October 28, 2003

The Board of Directors of the Frontegra New Star International Equity Fund (the "Fund") has approved a redemption fee to limit the disruptive effects on the portfolio management of the Fund that may result from "market timing" of Fund shares and to protect the interests of long-term shareholders.

Effective January 1, 2004, with respect to purchases made after that date, a redemption fee of 2% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase. Accordingly, in the section entitled "Fees and Expenses of the Fund" on page 4 of the Prospectus, a redemption fee of 2.00% is added under "Shareholder Fees" with the following footnote: "A redemption fee of 2% of the then current value of the shares redeemed may be imposed on redemptions of shares made within 30 days of purchase."

The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee does not apply to:

-	shares purchased through certain omnibus accounts, including qualified retirement plans;

-	shares acquired through dividends or capital gains investments; or

-	shares redeemed because of death or disability.

The Fund's adviser, Frontegra Asset Management, Inc., may at its discretion, waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions that do not indicate market timing strategies.

If you exchange shares of the Fund for shares in any other Frontegra Fund, you may be subject to a redemption fee as noted above.

This information supplements and, to the extent inconsistent, supercedes the information in the "Fees and Expenses of the Fund," "Your Account" and "Exchange Privilege" sections of the Prospectus.

Please retain this Supplement with the Prospectus.